SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 10, 1999


                            GEOLOGISTICS CORPORATION
 ................................................................................
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                 333-42607              22-3438013
 ................................................................................
   (STATE OR OTHER JURIS-      (COMMISSION FILE          (IRS EMPLOYER
  DICTION OF INCORPORATION)         NUMBER)            IDENTIFICATION NO.)


                13952 DENVER WEST PARKWAY, GOLDEN, COLORADO 80401
 ................................................................................
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (303) 704-4400

                                       N/A
 ................................................................................
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On September 10, 1999, GeoLogistics Corporation, a Delaware corporation (the "Company"), and its wholly-owned subsidiary, GeoLogistics Americas, Inc., a Delaware corporation ("Americas"), sold all of the assets of the business of GeoLogistics Air Services, Inc. (the "GLAS Business") to FDX Logistics, Inc. (formerly as FDX Global Logistics, Inc.), a Delaware corporation (the "Purchaser"), pursuant to an Asset Purchase Agreement, dated as of August 6, 1999 (the "Purchase Agreement"), by and among the Company, Americas, GeoLogistics Air Services, Inc. ("GLAS"), a Delaware corporation, FDX Corporation, a Delaware corporation, and the Purchaser. Pursuant to the terms of the Purchase Agreement, Purchaser transferred all of its right to receive and take title to the assets of the GLAS Business (the "Assets") to its wholly-owned direct subsidiary, Caribbean Transportation Services, Inc. Pursuant to the Purchase Agreement, the Company sold substantially all of the Assets for aggregate cash consideration of $115,768,361. The Assets consisted primarily of customer lists, business records, warehouse and computer equipment, intellectual property, contract rights under service agreements for freight handling and cargo-aircraft transportation, facility leases, licenses, cash and trade accounts receivables relating to the provision of airfreight services between the United States, on the one hand, and Puerto Rico and the Dominican Republic, on the other. The consideration for the sale of assets was determined by arm's length negotiations among the parties.
There is no material relationship between the Company and its affiliates, officers and directors (or any associate of any such officers or directors), on the one hand, and the Purchaser and its affiliates, officers and directors, on the other. The proceeds of the disposition of the GLAS Assets will be applied by the Company to fund the $10,000,000 escrow account contemplated by the Purchase Agreement, pay fees and expenses associated with the transaction and reduce revolving debt that was secured by the GLAS Assets.

         The Purchase Agreement, Exhibit 10.1, is incorporated herein by reference from the GeoLogistics Corporation's current report on Form 8-K filed September 17, 1999.



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ITEM 5.   OTHER EVENTS.

         In connection with the application of the proceeds of the disposition of the GLAS Business by the Company, the Company and certain of its subsidiaries entered into Amendment No. 4 (the "Amendment") to its Amended and Restated Loan Agreement dated as of October 28, 1997 (as previously amended by Amendment No. 1 dated December 12, 1997, Amendment No. 2 dated as of July 10, 1998, and Amendment No. 3 dated as of February 26, 1999, the "Loan Agreement"). Pursuant to the terms of the Amendment, (a) the domestic commitment under the Loan Agreement was reduced from $100,000,000 to $50,500,000 and the UK commitment under the Loan Agreement was reduced from $30,000,000 to $20,000,000, provided that the aggregate obligations outstanding under the domestic commitment and the UK commitment will not exceed $50,500,000 at any time, (b) the supplemental commitment under the Loan Agreement was reduced from $30,500,000 to $15,000,000,
(c) (1) the definition of Domestic Borrowing Base was amended to provide that the domestic borrowing base, and as a result the maximum amount that the Company may borrow under the domestic portion of the Loan Agreement, will be equal to the sum of (A) 50% of the eligible receivables of Americas and its restricted subsidiaries, (B) 65% of other domestic eligible receivables and (C) 100% of the sponsor collateral then effective instead of 85% of the Company's domestic receivables and (2) the definition of UK Borrowing Base was amended to provide that the UK borrowing base, and as a result the maximum amount that the Company may borrow under the UK portion of the Loan Agreement, will be equal to 65% of the UK eligible receivables instead of 80% of the UK eligible receivables and
(d) the maturity date under the Loan Agreement was shortened to March 31, 2000, upon which date all of the obligations under the Loan Agreement will be due and payable in full. In addition, the Amendment included the following changes, among others: (a) the base rate margin was increased to 2% per annum, (b) the Eurodollar rate margin was increased to 3.50% per annum, (c) a Change of Control Event (as defined in the Amendment) will constitute an event of default under the Loan Agreement, (d) the letter of credit sublimit was reduced from $60,000,000 to $30,000,000, (e) the Company and the other borrowers under the Loan Agreement must repay the outstanding obligations under the Loan Agreement upon the disposition, subject to certain qualifications, of (1) the capital stock of any borrower under the Loan Agreement or any of its active subsidiaries, (2) substantially all of the assets of a division of the Company or any of its active subsidiaries or (3) the sale of an individual asset having a value in excess of $5,000,000, (f) the Company's debt restrictions were amended to add an additional category of permitted debt consisting of no more than $19,500,000 of "supplemental loans" (or other loans made by the Company's shareholders outside of the Loan Agreement) that are subordinated to other debt under the Loan Agreement and unsecured, (g) the covenant relating to EBITDA of the Company was amended to provide that EBITDA for the three month period ended December 31, 1999 will not be less than a deficit of $500,000 and (h) the interest charge coverage ratio covenant was deleted.

         The Amendment, Exhibit 10.2, is incorporated herein by reference from the GeoLogistics Corporation's current report on Form 8-K filed September 17, 1999.



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired:  Not applicable.

         (b) The required Pro Forma financial statements are attached hereto as Exhibit 99.2.

         (c) Exhibits: The following documents are filed as exhibits to this report:


Exhibit No.                 Description
-----------                 -----------

10.1 Asset Purchase Agreement dated as of August 6, 1999 among GeoLogistics Air Services, Inc., GeoLogistics Americas, Inc., and GeoLogistics Corporation, and FDX Logistics, Inc. (formerly FDX Global Logistics, Inc.) and FDX Corporation (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed September 17, 1999).

10.2 Amendment No. 4, dated as of September 10, 1999, to the Amended and Restated Loan Agreement dated as of October 28, 1997 (as previously amended by an Amendment No. 1 dated December 12, 1997, an Amendment No. 2 dated as of July 10, 1998, and an Amendment No. 3 dated as of February 26, 1999, the "Loan Agreement"), among GeoLogistics Corporation, GeoLogistics Services, Inc., GeoLogistics Americas, Inc., The Bekins Company, ILLCAN, Inc., ILLSCOT, Inc., GeoLogistics Limited, and ING (U.S.) Capital Corporation (now known as ING (U.S.) Capital LLC and referred to as "ING Capital"), and ING Bank, N.V. (London, England Branch) (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed September 17, 1999).

99.2 Pro Forma Condensed Consolidated Balance Sheet of GeoLogistics Corporation as of June 30, 1999 and Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1999 and for the year ended December 31, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         GEOLOGISTICS CORPORATION




Date: September 27, 1999                 By: /s/ Ron Jackson
                                             ----------------------------------
                                             Ron Jackson
                                             Vice President and General Counsel




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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

10.1 Asset Purchase Agreement dated as of August 6, 1999 among GeoLogistics Air Services, Inc., GeoLogistics Americas, Inc., and GeoLogistics Corporation, and FDX Logistics, Inc. (formerly FDX Global Logistics, Inc.) and FDX Corporation (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed September 17, 1999).

10.2 Amendment No. 4, dated as of September 10, 1999, to the Amended and Restated Loan Agreement dated as of October 28, 1997 (as previously amended by an Amendment No. 1 dated December 12, 1997, an Amendment No. 2 dated as of July 10, 1998, and an Amendment No. 3 dated as of February 26, 1999, the "Loan Agreement"), among GeoLogistics Corporation, GeoLogistics Services, Inc., GeoLogistics Americas, Inc., The Bekins Company, ILLCAN, Inc., ILLSCOT, Inc., GeoLogistics Limited, and ING (U.S.) Capital Corporation (now known as ING (U.S.) Capital LLC and referred to as "ING Capital"), and ING Bank, N.V. (London, England Branch) (incorporated by reference from the GeoLogistics Corporation's Current Report on Form 8-K filed September 17, 1999).

99.2 Pro Forma Condensed Consolidated Balance Sheet of GeoLogistics Corporation as of June 30, 1999 and Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1999 and for the year ended December 31, 1998.